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                                                                    EXHIBIT 23.3



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
of Gemini Re Holdings Ltd.

We consent to the reference of our firm under the caption "Experts" and to the use of our report dated December 18, 1998, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Gemini Re Holdings Ltd. dated January 7, 1999.


                                                ERNST & YOUNG



Hamilton, Bermuda
January 6, 1999.